UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2015

SABRE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(682) 605-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Sabre Corporation (“Sabre”) has announced that its wholly-owned subsidiary, Sabre Technology Enterprises II Ltd. (“Purchaser”), entered into a Share Purchase Agreement (the “Purchase Agreement”), dated as of May 14, 2015, with Abacus International Holdings Ltd (“Seller”), pursuant to which Purchaser has agreed to purchase all of the shares of capital stock of Abacus International Pte Ltd (“Abacus”) held by Seller (the “Shares”). Abacus is a Singapore-based business-to-business travel e-commerce provider that serves the Asia-Pacific region. Purchaser currently owns approximately 35 percent of the outstanding shares of capital stock of Abacus. Following the closing of the transaction, Purchaser will own all of the outstanding shares of Abacus, and Abacus will become an indirect, wholly-owned subsidiary of Sabre.

The aggregate purchase price for the Shares is payable in cash at closing in an amount equal to 65 percent of the following (i) US$632 million plus (ii) Abacus’ and its subsidiaries’ actual cash and cash equivalents net of indebtedness. The purchase price is subject to a net working capital adjustment. Sabre expects to fund the acquisition of the Shares with a combination of $250 million of cash on hand, together with draws on its revolving credit facility and debt financing. The acquisition is not conditioned on receipt of financing by Sabre or Purchaser. We expect that the acquisition of Abacus and the national marketing companies described below will require approximately $500 million in funds, including advisory and financing costs.

The acquisition is expected to close during the third quarter of 2015, subject to regulatory approvals and the satisfaction of certain customary closing conditions. The acquisition includes new long-term distribution agreements between Abacus and the owner carriers that own an interest in Seller, the effectiveness of which are conditioned upon the closing of the transaction.

The Purchase Agreement also contains certain customary representations, warranties and covenants. Seller’s liability with respect to breaches of representations and warranties is limited to those with respect to title and authority. Breaches of certain operational representations and warranties are expected to be insured under an insurance policy.

The Purchase Agreement provides for certain non-competition and non-solicitation provisions with respect to Seller and any entity controlled by Seller through the fifth anniversary of closing. The acquisition includes separate non-competition and non-solicitation undertakings of the owner carriers through the fifth anniversary of closing.

In addition, Sabre expects that Abacus will acquire all or a controlling interest in certain national marketing companies in the Asia-Pacific region. Abacus currently owns minority interests in these national marketing companies, and it is expected that these acquisitions would close at or about the same time as the Purchase Agreement.

The description of the Purchase Agreement and the transaction is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 2.1 to this report, which is incorporated herein by reference.

Item 7.01. Regulation FD.

Sabre has issued a press release announcing the Purchase Agreement referred to in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1.

Note: Information in this report furnished pursuant to Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K under Item 1.01 and Item 7.01 (including the press released referred to under Item 7.01 and furnished as Exhibit 99.1) that are not statements of historical or current facts constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, financing plans, future acquisitions and related activities, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding the closing of the Purchase Agreement and the sources of funds for the acquisition of the Shares. In many cases, you can identify forward-looking statements by terms such as “expects,” “may,” “will,” “should,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. The forward-looking statements are based on Sabre’s current expectations and assumptions regarding its business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although Sabre believes that the expectations reflected in the forward-looking statements are reasonable, Sabre cannot guarantee future events, results, actions, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to, those factors described in Part I, Item 1A, “Risk Factors” in Sabre’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement, dated as of May 14, 2015 by and between Abacus International Holdings Ltd and Sabre Technology Enterprises II Ltd.
99.1	Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE CORPORATION

May 14, 2015	By:	Richard A. Simonson

Name: Richard A. Simonson
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of May 14, 2015 by and between Abacus International Holdings Ltd and Sabre Technology Enterprises II Ltd.
99.1	Press Release